UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2003

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5: Other Events.

     On January 6, 2003, Solectron Corporation issued a press release announcing that effective January 10, 2003, Michael R. Cannon was named president and chief executive officer and elected to the board succeeding Koichi Nishimura who in September announced his intention to retire. The Solectron board also elected William A. Hasler, the Company’s lead independent director, to succeed Koichi Nishimura as chairman of the board. In addition, Solectron announced that Saeed Zohouri, executive vice president and chief operating officer, left the Company as part of the chief executive officer transition process.

     A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7: Financial Statements and Exhibits.

     (c)  Exhibits:

     The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated January 6, 2003 relating to Solectron announcing the Company's changes in executive management and board of directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 10, 2003	Solectron Corporation

/s/ Kiran Patel Kiran Patel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated January 6, 2003 relating to Solectron announcing the Company's changes in executive management and board of directors.